                                                                    Exhibit 4.1

                          SEE LEGEND ON REVERSE SIDE           CUSIP 03662Q 10 5


                                [LOGO OF ANSYS]

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                  ANSYS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT






is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF


- ------------------------------- ANSYS, INC. ------------------------------------


transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, all as in effect from time to time.

     This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated
                                 ANSYS, INC.
                                  CORPORATE
   /s/ John M. Sherbin II          SEAL                    /s/ Peter J. Smith
                                    1994
           Treasurer              DELAWARE                          President





COUNTERSIGNED:

           CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.

                                       TRANSFER AGENT
                                        AND REGISTRAR
BY



                                  AUTHORIZED SIGNATURE

     The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.



     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM -- as tenants in common         UNIF GIFT MIN ACT --    Custodian
                                                              ----         ----
  TEN ENT -- as tenants by the entireties                    (Cust)      (Minor)
                                                  under Uniform Gifts to Minors
  JT TEN  -- as joint tenants with rights of
             survivorship and not as tenants      Act
             in common                               --------------------------
                                                              (State)

    Additional abbreviations may also be used though not in the above list.


For value received,          hereby sell, assign and transfer unto
                   ----------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

- ------------------------------------------
|                                        |
- ------------------------------------------



- -------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- ------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -------------------




                                     ------------------------------------------
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.